EXHIBIT 99.1

Merit Medical Appoints F. Ann Millner as Chair of the Board and Announces Projected Preliminary Unaudited Revenue Results for the Fourth Quarter of 2025

SOUTH JORDAN, Utah, January 8, 2026 (GLOBE NEWSWIRE) – Merit Medical Systems, Inc. (NASDAQ: MMSI), a global leader in healthcare technology, today announced that its Board of Directors unanimously appointed F. Ann Millner, Ed.D., formerly Merit’s Lead Independent Director, as Chair of the Board effective January 5, 2026.

Dr. Millner has served as a director of Merit since 2015 and as the Lead Independent Director since July 2021. She previously served as the Chair of Merit’s Governance and Sustainability Committee. Dr. Millner currently serves as a member of the Utah State Senate, to which she was elected in 2015. She served as the President of Weber State University from 2002 through 2012 and as the Regents Professor and Professor of Health Administrative Services at Weber State University from 2013 through 2025.

Fred P. Lampropoulos informed the Board of Directors of his resignation as a director and Chair of the Board on January 4, 2026. This followed the conclusion of Mr. Lampropoulos’ employment as Executive Chair of the Board on January 3, 2026 pursuant to the Company’s CEO Transition Agreement, and his resignation as Merit’s President and Chief Executive Officer on October 3, 2025. Mr. Lampropoulos and Merit have entered into a consulting agreement through March 31, 2026.

“As I step down after 38 years since founding Merit, I am proud of how far we’ve come and believe the company is stronger than ever,” said Mr. Lampropoulos. “The management team and the Board are well positioned to guide Merit’s talented employees forward. Their commitment to excellence and innovation will further Merit’s mission of delivering products that improve lives around the world.”

Mr. Lampropoulos’ resignation is not the result of a dispute or disagreement with Merit’s management or Board of Directors, nor any matter related to Merit’s financial reporting, internal controls, operations, policies, or business practices.

“Fred’s vision and leadership have been instrumental in building Merit into the global healthcare company it is today,” said Dr. Millner. “On behalf of the Board and the entire organization, I want to express our gratitude for his decades of service and commitment to improving patient care. Merit remains focused on strong execution towards achievement of our Continued Growth Initiatives and related financial targets for the three-year period ending December 31, 2026 and delivering value to our customers, employees, and shareholders.”

PRELIMINARY REVENUE RESULTS FOR FOURTH QUARTER 2025

●	Fourth quarter 2025 reported preliminary unaudited revenue in the range of approximately $389 million to $395 million, up approximately 10% to 11% year-over-year.
●	Fourth quarter 2025 preliminary unaudited constant currency revenue* increased in the range of approximately 8% to 10% year-over-year.

* Constant currency revenue is a non-GAAP financial measure. A reconciliation of this financial measure to its most directly comparable GAAP financial measure is included under the heading “Non-GAAP Financial Measure” below.

CONFERENCE CALL

Merit plans to announce its financial results for the quarter and year ended December 31, 2025, and issue fiscal year 2026 guidance after the close of the stock market on Tuesday, February 24, 2026. Merit plans to hold its investor conference call on the same day (Tuesday, February 24, 2026) at 4:30 p.m. Eastern (3:30 p.m. Central, 2:30 p.m. Mountain, and 1:30 p.m. Pacific).

To access the conference call, please pre-register using the following link. Registrants will receive confirmation with dial-in details.

A live webcast and slide deck can be accessed using this link. A link to both register for the conference call and view the webcast will be made available at www.merit.com.

Non-GAAP Financial Measure

Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that the non-GAAP financial measure of constant currency revenue referenced in this release may provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period-over-period comparisons of such operations.

Merit’s management team uses this non-GAAP financial measure to evaluate Merit’s profitability and efficiency, to compare operating and financial results to prior periods, to evaluate changes in the results of its operating segments, and to measure and allocate financial resources internally. However, Merit’s management does not consider this non-GAAP measure in isolation or as an alternative to measures determined in accordance with GAAP.

Readers should consider the non-GAAP measure used in this release in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. This non-GAAP financial measure generally excludes some, but not all, items that may affect Merit’s net income. In addition, it is subject to inherent limitations as it reflects the exercise of judgment by management about which items are excluded. The non-GAAP financial measure used in this release may not be comparable with similarly titled measures of other companies. Merit urges readers to review the reconciliation of the non-GAAP financial measure to its most directly comparable GAAP financial measure included herein, and not to rely on any single financial measure to evaluate Merit’s business or results of operations.

Constant Currency Revenue

Merit’s constant currency revenue is prepared by converting the current-period reported revenue of subsidiaries whose functional currency is a currency other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period and adjusting for the effects of hedging transactions on reported revenue, which are recorded in the U.S. dollar. The preliminary approximate constant currency revenue adjustment of $(4.4) million to preliminary approximate reported revenue for the three-month period ended December 31, 2025 was calculated using the applicable average foreign exchange rates for the three-month period ended December 31, 2024.

Non-GAAP Financial Measure Reconciliation

The following table sets forth supplemental financial data and corresponding reconciliation of non-GAAP preliminary constant currency revenues to Merit’s corresponding financial measure prepared in accordance with GAAP for the three-month period ended December 31, 2025.

		Three Months Ended
		December 31,
	% Change	2025	2024
Preliminary Unaudited Revenue Range (a)	10 – 11%	$389,000 - 395,000	$355,158

Add: Impact of foreign exchange		(4,400)	—

Preliminary Constant Currency Revenue (b)	8 – 10%	$384,600 - 390,600	$355,158

(a)	US dollar, thousands. Amounts in this table are rounded while percentages are calculated from the underlying amounts.
(b)	A non-GAAP financial measure. For a definition of this non-GAAP financial measure, see the section of this release entitled “Non-GAAP Financial Measure.”

ABOUT MERIT MEDICAL

Founded in 1987, Merit Medical Systems, Inc. is engaged in the development, manufacture, and distribution of proprietary medical devices used in interventional, diagnostic, and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care, and endoscopy. Merit serves customers worldwide with a domestic and international sales force and clinical support team totaling more than 800 individuals. Merit employs approximately 7,500 people worldwide.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others:

-	statements preceded or followed by, or that include the words, “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “seeks,” “believes,” “estimates,” “projects,” “forecasts,” “potential,” “target,” “continue,” “upcoming,” “optimistic” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology;
-	statements that address Merit’s future operating performance or events or developments that Merit’s management expects or anticipates will occur, including, without limitation, any statements regarding Merit’s projected revenues, earnings or other financial measures, Merit’s plans and objectives for future operations, Merit’s proposed new products or services, the integration, development or commercialization of the business or any assets acquired from other parties, future economic conditions or performance, the implementation of, and results which may be achieved through, Merit’s Continued Growth Initiatives Program or other business optimization initiatives, and any statements of assumptions underlying any of the foregoing; and
-	statements regarding Merit’s past performance, efforts, or results about which inferences or assumptions may be made, including statements proceeded or followed by the words "preliminary," "initial," "potential," "possible," "diligence," "industry-leading," "compliant," "indications," or "early feedback" or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology.

The forward-looking statements contained in this release are based on Merit management’s current expectations and assumptions regarding future events or outcomes. If underlying expectations or assumptions prove inaccurate, or risks or uncertainties materialize, actual results will likely differ, and may differ materially, from Merit’s expectations reflected in any forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Investors are cautioned not to unduly rely on any such forward-looking statements.

The following are some of the important risks and uncertainties that could cause Merit’s actual results to differ from management’s expectations in any forward-looking statements: risks and uncertainties associated with Merit’s executive succession planning activities and leadership transition; risks and uncertainties regarding trade policies or related actions implemented by the U.S. or other countries, including existing, proposed or prospective tariffs, duties or other measures; risks and uncertainties associated with Merit’s integration of the C2 CryoBalloon device and related assets acquired from Pentax of America, Inc. in November 2025 and Merit’s ability to achieve financial results, product development and other anticipated benefits of such acquisition; risks and uncertainties associated with Merit’s integration of the business and operations of Biolife Delaware, L.L.C. acquired in May 2025 and its ability to achieve financial results, product development and other anticipated benefits of such acquisition; effects of Merit’s 3.00% Senior Convertible Notes on Merit’s net income and earnings per share performance; disruptions in Merit’s supply chain, manufacturing or sterilization processes; U.S. and global political, economic, competitive, reimbursement and regulatory conditions; modification or limitation of, or policies and procedures associated with, governmental or private insurance reimbursement policies; reduced availability of, and price increases associated with, components and other raw materials; increases in transportation expenses; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; fluctuations in interest or foreign currency exchange rates and inflation; cybersecurity events; government scrutiny and regulation of the medical device industry; difficulties relating to development, testing and regulatory approval, clearance and maintenance of Merit’s products; the safety, efficacy and patient and physician adoption of Merit’s products; the ability to fully enroll and the outcomes of ongoing and future clinical trials and market studies relating to Merit’s products; litigation and other judicial proceedings affecting Merit; failure to comply with U.S. and foreign laws and regulations; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other jurisdictions or exposure to additional tax liabilities which may adversely affect Merit’s effective tax rate; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; failure to comply with applicable environmental laws; changes in key personnel; labor shortages and increases in labor costs; price and product competition; extreme weather events; and geopolitical events. For a further discussion of the risks and uncertainties which may affect Merit’s business, operations and financial condition, see Part I, Item 1A. “Risk Factors” in Merit’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, which Merit updated in Part II, Item 1A. “Risk Factors” in Merit’s Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, which Merit filed with the SEC.

All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements.

Merit does not, as a matter of course, publicly disclose preliminary unaudited revenue, whether on an annual or quarterly basis, due to the unpredictability of the underlying assumptions and estimates. Merit’s announcement of preliminary unaudited revenue information in this release should not be regarded as an indication that Merit considered, or now considers, preliminary unaudited revenue information to be material or to be a reliable prediction of actual future results, and the preliminary unaudited revenue information set forth in this release should not be relied upon as such. Readers should not expect Merit to make similar disclosures of preliminary unaudited revenue information in the future.

Merit’s audited consolidated financial statements at and for the year ended December 31, 2025 are not yet available. As a result, the financial information described in this release is preliminary and unaudited, and represents management’s estimate as of the date hereof, and is subject to completion of Merit’s financial closing procedures for the quarter and fiscal year ended December 31, 2025. These preliminary unaudited revenue results may materially differ from the actual results that will be reflected in Merit’s audited consolidated financial statements when completed and publicly disclosed. Merit’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, Merit’s preliminary unaudited revenue results. Accordingly, the preliminary unaudited revenue information described in this release should not be relied on as necessarily predictive of Merit’s actual results.

The preliminary unaudited financial information presented in this release does not present all necessary information for a complete understanding of Merit’s financial condition as of December 31, 2025, or Merit’s results of operations for the year ended December 31, 2025. This preliminary unaudited financial data should not be viewed as a substitute for full financial statements for the year ended December 31, 2025 prepared in accordance with GAAP.

TRADEMARKS

Unless noted otherwise, trademarks and registered trademarks used in this release are the property of Merit Medical Systems, Inc., its subsidiaries, or its licensors.

CONTACTS

PR/Media Inquiries
Sarah Comstock

Merit Medical
+1-801-432-2864 | sarah.comstock@merit.com

Investor Inquiries
Mike Piccinino, CFA, IRC

ICR Healthcare
+1-443-213-0509 | mike.piccinino@icrhealthcare.com